Exhibit 10.15

LETTER AGREEMENT

NOVEMBER 13, 2009

                    This letter agreement (including the Exhibits and Schedules hereto, the “Agreement”), dated as of November 13, 2009, is entered into by and between the entities set forth on Schedule 1 hereto (each a “Plan Sponsor” and, collectively the “Plan Sponsors”) and the entities set forth on Schedule 2 hereto (each a “Designated Entity” and, collectively the “Designated Entities”).

WHEREAS, Greektown Holdings, L.L.C. (“Holdings”) and its subsidiaries (collectively, the “Debtors”) intend to restructure their capital structure pursuant to a plan of reorganization (the “Debtors’ Plan”) filed in the United States Bankruptcy Court for the Eastern District of Michigan (the “Bankruptcy Court”) in the chapter 11 cases of In re Greektown Holdings, L.L.C., et al., Case No. 08-53104 (the “Cases”), and

WHEREAS, the Plan Sponsors filed a competing plan of reorganization on November 2, 2009 (as amended, modified or supplemented from time to time in accordance with the terms hereof, the “Plan”), and

WHEREAS, the Designated Entities have agreed, pursuant and subject to the terms and conditions hereof, to (i) support the Plan and (ii) request the Bankruptcy Court to adjourn the confirmation hearing regarding the Debtors’ Plan as contemplated by Section 1(d) hereof so that the Plan may be considered (“Current Confirmation Hearing”), and

WHEREAS, pursuant to the Plan, Holdings, as reorganized, will issue on the effective date of the Plan (the “Effective Date”) an aggregate principal amount of approximately $385,000,000 of new senior secured notes (the “Senior Secured Notes”) pursuant to a note purchase agreement (such transaction, the “Senior Secured Notes Offering”), and

WHEREAS, in the context of the Plan and the Cases, certain of the Plan Sponsors, severally and not jointly, and the Designated Entities, severally and not jointly, are agreeing to structure, arrange and commit to the purchase of Senior Secured Notes, and

NOW, THEREFORE, for good and valuable consideration, the Plan Sponsors and the Designated Entities agree, according to the terms and conditions hereof, among themselves as follows:

                    1. Designated Entities’ Support of the Plan. Subject to the terms and conditions set forth in this Agreement, until the occurrence of a Milestone Failure Event (as defined below) or termination of this Agreement pursuant to Section 10 hereof, each Designated Entity hereby agrees that:

                    (a) (i) It shall actively assist the Plan Sponsors in achieving confirmation of the Plan and obtaining all necessary or appropriate regulatory approvals, and (ii) shall not directly or indirectly sell, assign, pledge, hypothecate, grant an option on, or otherwise dispose of (each, a “transfer”) any of the claims arising under the Credit Agreement (as defined below) (the “Secured Claims”) held by such Designated Entity on the date such Designated Entity executes this Agreement (the “Designated Entity Claims”); provided, however, that any Designated Entity may transfer any of its Secured Claims (so long as such transfer is not otherwise prohibited by any order of the Bankruptcy Court) to an entity that agrees in writing to be bound by the terms of this Agreement and to become a “Designated Entity” for purposes of this Agreement; provided, further, that any Secured Claims so transferred by a Designated Entity to a Plan Sponsor shall become “Sponsor Claims” for purposes of this Agreement and not “Designated Entity Claims”, and no Plan Sponsor shall become a “Designated Entity” for purposes of this Agreement by virtue of any such transfer. This Agreement shall in no way be construed to preclude any Designated Entity from acquiring additional Secured Claims; provided, however, that, subject to Section 11 hereof, any such additional holdings shall automatically be deemed to be subject to all of the terms of this Agreement (but shall not be taken into account for purposes of Section 2(e)).

                    (b) It shall, and shall direct Merrill Lynch Capital Corporation, as the administrative agent (the “Administrative Agent”) for the lenders from time to time party to that certain Credit Agreement, dated as of December 2, 2005 with Holdings and Greektown Holdings II, Inc. as borrowers (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), to (i) not directly or indirectly seek, solicit, support or encourage any plan other than the Plan, or any sale, proposal or offer of dissolution, winding up, liquidation, merger, reorganization or restructuring of the Debtors that reasonably could be expected to prevent, delay or impede the successful implementation of the restructuring of the Debtors as contemplated by the Plan and applicable documentation, and (ii) not object to, oppose or otherwise interfere with, and cause its controlled affiliates (as defined in the Bankruptcy Code) to not object to, oppose or otherwise interfere with, the confirmation of the Plan or other transaction contemplated therein; provided, however, that no Designated Entity shall be prohibited from taking any action that does not directly conflict with the provisions of this Agreement.

                    (c) No Designated Entity may take any action that would be considered to be a solicitation for the Plan unless, prior to taking such action, the Bankruptcy Court shall have approved a disclosure statement relating to the Plan (the “Disclosure Statement”) and the information contained in such Disclosure Statement is not materially inconsistent with the information heretofore provided to the Designated Entities by the Plan Sponsors.

                    (d) The Designated Entities shall request, and shall direct the Administrative Agent to request, the Bankruptcy Court to (i) adjourn the Current Confirmation Hearing to a date no earlier than the earlier of January 31, 2010 (or, in the event that a third party files a competing plan of reorganization with respect to any of the Cases, March 31, 2010) and the date upon which this Agreement is terminated and (ii) if the Plan is confirmed on or prior to January 31, 2010 (or, in the event that a third party files a competing plan of reorganization with respect to any of the Cases, March 31, 2010), further adjourn the Current Confirmation Hearing until a date no earlier than the earlier of June 30, 2010 and the date upon which this Agreement is terminated.

                    (e) For the avoidance of doubt, none of the foregoing shall require any Designated Entity to withdraw the Debtors’ Plan or their votes in connection therewith unless and until the Effective Date of the Plan occurs.

          2. Plan Sponsors’ Support.

                    (a) Prior to a Milestone Failure Event (as defined below) and prior to the termination of this Agreement in accordance with Section 10 hereof, each Plan Sponsor hereby agrees to, and agrees to direct the Administrative Agent to (i) not directly or indirectly seek, solicit, support or encourage any plan other than the Plan, or any sale, proposal or offer of dissolution, winding up, liquidation, merger, reorganization or restructuring of the Debtors that reasonably could be expected to prevent, delay or impede the successful implementation of the restructuring of the Debtors as contemplated by the Plan and applicable documentation, and (ii) not take any other action not required by law that is inconsistent with, or that would materially delay, confirmation or consummation of, the Plan, provided, however, that no

Plan Sponsor shall be prohibited from taking any action that does not directly conflict with the provisions of this Agreement.

                    (b) Subject to the foregoing and subject to the terms and conditions set forth in this Agreement, after the occurrence of a Milestone Failure Event (as defined below) each Plan Sponsor (i) hereby agrees to withdraw the Plan and support the Debtors’ Plan, and (ii) hereby agrees to, and agrees to direct the Administrative Agent to, not object to, oppose or otherwise interfere with, and cause its controlled affiliates (as defined in the Bankruptcy Code) to not object to, oppose or otherwise interfere with, the confirmation of the Debtors’ Plan or other transaction contemplated therein, provided, however, that no Plan Sponsor shall be prohibited from taking any action that does not directly conflict with the provisions of this Agreement.

                    (c) Subject to the foregoing and subject to the terms and conditions set forth in this Agreement, at any time prior to the termination of this Agreement in accordance with Section 10 hereof, each Plan Sponsor agrees that it shall not directly or indirectly sell, assign, pledge, hypothecate, grant an option on, or otherwise dispose of (each, a “transfer”) any of the Secured Claims held by such Plan Sponsor or other obligations owing to such Plan Sponsor in connection with the 10.75% Senior Unsecured Notes due 2013 (the “Senior Unsecured Notes”) issued by Holdings (all of such claims, the “Sponsor Claims”) on the date such Plan Sponsor executes this Agreement; provided, however, that any Plan Sponsor may transfer any of such Sponsor Claims (so long as such transfer is not otherwise prohibited by any order of the Bankruptcy Court) to an entity that agrees in writing to be bound by the terms of this Agreement and to become a “Plan Sponsor” for purposes of this Agreement; provided, further, that any Secured Claims so transferred by a Plan Sponsor to a Designated Entity shall become “Designated Entity Claims” for purposes of this Agreement and not “Sponsor Claims”, and no Designated Entity shall become a “Plan Sponsor” for purposes of this Agreement by virtue of any such transfer. This Agreement shall in no way be construed to preclude any Plan Sponsor from acquiring additional Sponsor Claims; provided, however, that, subject to Section 11 hereof, any such additional holdings shall automatically be deemed to be subject to all of the terms of this Agreement (but shall not be taken into account for purposes of Section 2(e)).

                    (d) The Plan Sponsors shall request, and shall direct the Administrative Agent to request, the Bankruptcy Court to (i) adjourn the Current Confirmation Hearing to a date no earlier than the earlier of January 31, 2010 (or, in the event that a third party files a competing plan of reorganization with respect to any of the Cases, March 31, 2010) and the date upon which this Agreement is terminated and (ii) if the Plan is confirmed on or prior to January 31, 2010 (or, in the event that a third party files a competing plan of reorganization with respect to any of the Cases, March 31, 2010), further adjourn the Current Confirmation Hearing until a date no earlier than the earlier of June 30, 2010 and the date upon which this Agreement is terminated.

                    (e) For purposes of this Agreement and unless waived by the holders of the majority in principal amount of the outstanding Secured Claims, a “Milestone Failure Event” shall mean (i) the failure of the Plan to be confirmed on or prior to January 31, 2010 (or, in the event that a third party files a competing plan of reorganization with respect to any of the Cases, March 31, 2010) or (ii) the failure of the Effective Date of the Plan to occur on or before June 30, 2010; and in the case of either (i) or (ii) such Milestone Failure Event is not directly caused by any action or inaction on the part of any Designated Entity.

          3. Mutual Agreements.

                    (a) Each of the Plan Sponsors and the Designated Entities shall promptly seek to obtain (x) payment from the Debtors to (i) reimburse the Designated Entities and the Plan Sponsors for their legal, professional advisory and other out-of pocket expenses, including but not limited to the fees and expenses of Goodwin Procter, LLP, Bracewell & Giuliani LLP and each of their local and regulatory counsel; provided that such fees and expenses have been incurred from and after the date of this Agreement and directly in connection with the contemplated issuance of the Senior Secured Notes as described in this Agreement (provided, however, that the foregoing shall not be construed to prohibit the Plan Sponsors and the Designated Entities from seeking recovery of other fees and expenses under the Plan), and (ii) pay all commitment fees incurred in connection with the Senior Secured Notes Offering as described in Exhibit A hereto (the “Commitment Fees”) and (y) approval of the Bankruptcy Court for the payment by the Debtors of the liquidated damages for the destruction of a capital asset in the amounts specified in, and as provided by, Exhibit A hereto on the earlier to occur of the occurrence of a Milestone Failure Event or the effective date of the Debtors’ Plan if the Senior Secured Notes are not issued to the Plan Sponsors and the Designated Entities as contemplated hereby (“Liquidated Damages”). To the extent that all or any portion of such payment (other than Commitment Fees and Liquidated Damages) takes the form of an adequate protection arrangement, the Plan Sponsors will support the Designated Entities’ effort to seek payment of the Designated Entities’ fees and expenses as adequate protection. In addition, the Plan shall be amended to provide that any unpaid fees and expense reimbursement contemplated by the foregoing shall be paid in cash, in full, under the Plan.

                    (b) The definitive documentation relating to the transactions contemplated hereby (including without limitation the form of the Senior Secured Notes, the note purchase agreement therefor, the registration rights agreement therefor, a prospectus typical for a 144A high-yield securities offering, the documents relating to the collateral for such notes (including without limitation an intercreditor agreement between the purchasers of the Senior Secured Notes and the lenders under the New Revolving Credit Facility described in Exhibit A), release and exculpation provisions of the Plan that relate to the Designated Entities, the Disclosure Statement and the form of confirmation order) (all of the foregoing, the “Definitive Documentation”) must be reasonably acceptable to all parties.

                    (c) Each of the Plan Sponsors and the Designated Entities acknowledge that the Plan Sponsors have committed to provide a DIP credit facility of up to $200,000,000 pursuant to the Purchase Letter, dated October 29, 2009 (the “Purchase Letter”, and such DIP credit facility, the “DIP Credit Agreement”, the terms of which are attached hereto as Exhibit B), and offered to the Debtors to refinance the Debtors’ current debtor-in-possession credit agreement (the “Existing DIP”), if necessary. The Plan Sponsors agree to offer the Designated Entities the opportunity to participate in up to 65% of such DIP Credit Agreement if it is used by the Debtors. The Designated Entities agree that, if they should otherwise provide or participate in a credit facility to refinance the Existing DIP during the pendency of the Cases, then unless a Milestone Failure Event shall have occurred, they will offer the Plan Sponsors the opportunity to participate in up to 35% of the Designated Entities’ allocation of such refinancing credit facility.

                    (d) The parties hereto hereby agree to use their commercially reasonable efforts (i) to obtain both the approval of Debtors and the Bankruptcy Court for the payment of the Liquidated Damages and Commitment Fees (including the actual payment of the Commitment Fees) by December 15, 2009 and (ii) from time to time to cause the Administrative Agent to abstain from taking any action that would reasonably be expected to result in a Milestone Failure Event.

          4. Senior Secured Note Offering.

                    As consideration for the Designated Entities’ and the Plan Sponsors’ agreement and performance hereunder, (a) the Plan Sponsors agree that the Plan shall provide for the issuance to the Designated Entities, and the Designated Entities agree to purchase, in the aggregate, $185 million of the Senior Secured Notes (the “Allocation”), which will be issued on substantially the terms and conditions as set forth in Exhibit A hereto (subject to Section 8 below) or as the Plan Sponsors and the Designated Entities otherwise agree, and (b) the Designated Entities agree that the Plan shall provide for the issuance to the Plan Sponsors, and the Plan Sponsors agree to purchase, in the aggregate, $200 million of the Senior Secured Notes, which will be issued on substantially the terms and conditions as set forth in Exhibit A hereto (subject to Section 8 below) or as the Plan Sponsors and the Designated Entities otherwise agree. The Designated Entities and the Plan Sponsors shall have the right to assign some or all of their allocations of Senior Secured Notes among other holders of the Secured Claims. In the event that the Plan requires the issuance of more than or less than $385 million of the Senior Secured Notes, the Allocation to the Designated Entities and their respective assignees shall be proportionately increased or decreased; the Designated Entities expressly acknowledge that Senior Secured Notes may be issued in an aggregate principle amount that may be greater than or less than $385 million; provided, however, that the Designated Entities will not be obligated to, but shall have the option to, purchase more than $185 million in aggregate principal amount of the Senior Secured Notes if more than $385 million in aggregate principal amount of the Senior Secured Notes are issued.

          To the extent that the issuance of the Senior Secured Notes is prohibited from being at least $385 million (i.e., such amount being prohibited by the Bankruptcy Court or the Michigan Gaming Control Board), the parties hereto agree that the Designated Entities’ Allocation shall be proportionately adjusted as specified above.

          5. Exclusivity.

                    The Plan Sponsors shall not, directly or indirectly, solicit or engage in any negotiations with any party other than the Designated Entities regarding any alternative financing to the financings contemplated hereby and by the Plan.

          6. Choice of Law; Jurisdiction; Waiver of Jury Trial.

                    This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law. To the fullest extent permitted by applicable law, the parties hereto hereby irrevocably submit to the exclusive jurisdiction of any New York State court or Federal court sitting in the County of New York in the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to the address set forth for each Plan Sponsor on Schedule 1 hereto and Designated Entity on Schedule 2 hereto. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any claim, suit, action or proceeding arising out of or relating to this Agreement or any of the other transactions contemplated hereby. The provisions of this Section 6 are intended to be effective upon the execution of this Agreement without any further action by any person.

          7. Miscellaneous.

                    (a) This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile, PDF, or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

                    (b) Any and all obligations of, and services to be provided by, any party hereunder, to the extent such would have the same effectiveness if performed by the actual party hereunder, may be performed, and any and all of such party’s rights hereunder may be exercised, by or through any of such party’s respective affiliates or branches.

                    (c) This Agreement has been and is made solely for the benefit of the parties hereto, and their respective successors and assigns, and nothing in this Agreement, expressed or implied, is intended to confer or does confer on any other person or entity any rights or remedies under or by reason of this Agreement or the parties’ agreements contained herein.

                    (d) This Agreement sets forth the entire understanding of the parties hereto as to the scope of this Agreement and the other obligations of the parties hereunder. This Agreement supersedes all prior understandings and proposals, whether written or oral, relating to the Senior Secured Notes or the related transactions contemplated hereby.

                    (e) Each of the undersigned represents and warrants to each of the other parties hereto that (i) it has the requisite power and authority to enter into this Agreement and to carry out the transactions as contemplated by, and perform its respective obligations under this Agreement and the execution and delivery of this Agreement and the performance of the obligations hereunder have been and to the extent future performance is contemplated, will have been, duly authorized by all necessary action on its part, (ii) this Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, (iii) the execution, delivery and performance by it of this Agreement does not and shall not (x) violate any provision of law, rule or regulation applicable to it or its certificate of incorporation or by-laws (or other organizational document) or (y) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, any material contractual obligation to which it is a party or under its certificate of incorporation or by-laws (or other organizational documents), and (iv) the execution, delivery and performance by it of this Agreement does not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body other than the Bankruptcy Court, any gaming commission with regulatory authority over the Debtors and/or their properties, and pursuant to the Securities Exchange Act of 1934, as amended.

                    (f) The parties hereto agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be appropriate or necessary, from time to time, to effectuate the agreements and understandings of the parties, whether the same occurs before or after the date of this Agreement, including without limitation, a commitment letter setting forth the terms and the commitments to purchase the Senior Secured Notes addressed to the Debtor.

                    (g) The obligations of the Designated Entities and the Plan Sponsors hereunder are several and not joint and no Designated Entity or Plan Sponsor shall be responsible or liable for any failure of any other Designated Entity or Plan Sponsor to perform its obligations hereunder.

                    (h) The Designated Entities collectively represent that on the date of this Agreement they own or control or are purchasers of and will endeavor to direct the parties entitled to vote with respect to Controlled Claims (as defined below) which in the aggregate are not less than 30.5% of the outstanding Secured Claims under the Credit Agreement. The Plan Sponsors collectively represent that on the date of this Agreement they own or control or are purchasers of and will endeavor to direct the parties entitled to vote with respect to Controlled Claims which in the aggregate are not less than 26% of the outstanding Secured Claims under the Credit Agreement.

          8. Amendment; Waiver.

          This Agreement may not be waived, modified or amended except (a) in a writing duly executed by a vote of the holders of Designated Entity Claims representing 51% of the Designated Entity Claims (the “Required Designated Entity Claims”) and holders of Sponsor Claims representing 51% of the Sponsor Claims (the “Required Sponsor Claims”) (provided that, in addition to the consents required in this clause (a) above, (i) any such waiver, modification or amendment that by its terms directly affects the rights in respect of payments due to or allocations made to any Designated Entity in a manner adverse to such Designated Entity and differently from other Designated Entities shall require the written consent of such adversely affected Designated Entity, (ii) any such waiver, modification or amendment that by its terms directly affects the rights in respect of payments due to or allocations made to any Plan Sponsor in a manner adverse to such Plan Sponsor and differently from other Plan Sponsors shall require the written consent of such adversely affected Plan Sponsor, and (iii)(A) the written consent of holders of Designated Entity Claims representing 66⅔% of the Designated Entity Claims shall be required for any waiver, modification or amendment of Section 10(c) and (B) the written consent of holders of Sponsor Claims representing 66⅔% of the Sponsor Claims shall be required for any waiver, modification or amendment of Section 10(b)) or (b) by the Plan Sponsors as required to obtain the approval of any governmental entity or regulatory body including, but not limited to, any gaming commission with regulatory authority over the Debtors and/or their properties. Notwithstanding anything in this Agreement to the contrary, the Plan (including any exhibits, schedules and annexes thereto) may be modified or amended in a manner that is not materially adverse to the interests of the Designated Entities without the consent of the Designated Entities and may be amended in a manner that is materially adverse to the interests of the Designated Entities only with the written consent of the holders of Designated Entity Claims representing at least 66⅔% of the Designated Entity Claims; provided that, in addition to the consents required in this sentence above, any such modification or amendment that by its terms directly affects the rights in respect of payments due to or allocations made to any Designated Entity in a manner adverse to such Designated Entity and differently from other Designated Entities shall require the written consent of such adversely affected Designated Entity; provided, further, that the parties agree that modifications or amendments that shall be deemed not to be materially adverse to the Designated Entities, shall include, but shall not be limited to, exculpation provisions and releases of parties other than the Designated Entities, increases in the distributions made to unsecured creditors of the Debtors, changes in the litigation trust, changes in payment terms for payments to unsecured creditors of the Debtors and payment of expenses to appropriate parties other than expenses of the Designated Entities. No waiver by any party of any breach of, or any provision of, this Agreement shall be deemed a waiver of any similar or any other breach or provision of this Agreement at the same or any prior or subsequent time. To be effective, a waiver must be set forth in writing signed by the waiving party and must specifically refer to this Agreement and the breach or provision being waived. This Agreement, the Plan and the Senior Secured Notes are part of a proposed settlement of disputes among the parties hereto. Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict the ability of each of the parties hereto to protect and preserve its rights, remedies and interests, including without limitation, its claims against the Debtors or its full participation in the Cases. If the transactions contemplated herein are not consummated, or if this Agreement is terminated for any reason, the parties hereto fully reserve any and all of their rights.

          9. Effect of Termination; Surviving Provisions.

                    (a) Sections 6, 7, 9, 11 and 12 shall remain in full force and effect notwithstanding the termination of this Agreement.; provided, however, that if a Milestone Failure Event has previously occurred, and there is a subsequent termination of the Agreement pursuant to Section 10(b) below, the provisions of Sections 2(b) and (e) shall remain in full force and effect notwithstanding such termination (all of the foregoing, the “Surviving Provisions”).

                    (b) On the Termination Date (as defined below), this Agreement, except for the Surviving Provisions, shall be of no further force and effect and the Plan Sponsors and the Designated Entities shall be free to pursue and defend their rights and remedies with respect to the Debtors, the Plan, the Debtors’ Plan, the Sponsor Claims, the Designated Entity Claims or otherwise without any restriction or obligation under this Agreement.

          10. Termination.

                    (a) As expressly stated in Section 9 hereof, this Agreement and the obligations of the parties other than the Surviving Provisions shall terminate upon the mutual written consent of the holders of Required Designated Entity Claims and the holders of Required Sponsor Claims (the date of such mutual written consent being the “Termination Date”).

                    (b) Upon the occurrence of any of the following events, the holders of Required Sponsor Claims may terminate this Agreement by written notice to the Designated Entities (and the date of such notice shall be the Termination Date):

                              (i) any change, occurrence or development shall have occurred since the date of this Agreement that, either individually or in the aggregate, could reasonably be expected to (x) have a material adverse effect on the business, assets, properties, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Debtors and their subsidiaries, taken as a whole, (y) adversely affect the ability of the Debtors or any of their subsidiaries to perform their respective obligations under the applicable Definitive Documentation or (z) adversely affect the rights and remedies of the Plan Sponsors and the Designated Entities under the Definitive Documentation; or

                              (ii) any material adverse change in, or material disruption of, conditions in the financial, banking or capital markets, shall have occurred since the date of this Agreement, which the Required Plan Sponsors, in their reasonable discretion, deem material in connection with the Plan or the Senior Secured Notes Offering.

                    (c) Upon the occurrence of any of the following events (and in the case of (iii) below no later than five (5) business days after the date of such waiver, modification or amendment), the holders of Required Designated Entities Claims may terminate this Agreement by written notice to the Plan Sponsors (and the date of such notice shall be the Termination Date):

                              (i) any change, occurrence or development shall have occurred since the date of this Agreement that, either individually or in the aggregate, could reasonably be expected to (x) have a material adverse effect on the business, assets, properties, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Debtors and their subsidiaries, taken as a whole, (y) adversely affect the ability of the Debtors or any of their subsidiaries to perform their respective obligations under the applicable Definitive Documentation or (z) adversely affect the rights and remedies of the Plan Sponsors and the Designated Entities under the Definitive Documentation;

                              (ii) any material adverse change in, or material disruption of, conditions in the financial, banking or capital markets, shall have occurred since the date of this Agreement, which the Required Designated Entities, in their sole discretion, deem material in connection with the Plan or the Senior Secured Notes Offering; or

                              (iii) any waiver of or modification or amendment to the terms of the Senior Secured Notes arising under Section 8 that is adverse to the interests of the Designated Entities.

          11. Limitations. Notwithstanding anything herein to the contrary, this Agreement is intended only to bind Designated Entities to the extent of the Designated Entities Claims and the Plan Sponsors to the extent of the Plan Sponsor Claims within their actual control or authority, including but not limited to the authority to provide votes and consents with respect thereto (the “Controlled Claims”). By way of example, this Agreement is not intended to bind other groups, divisions, affiliates or funds related to a Designated Entity or a Plan Sponsor as to which such Designated Entity or Plan Sponsor does not have the control or authority to provide votes or consents on behalf of such other group, division, affiliate or fund.

          12. Specific Performance. Each party hereto recognizes and acknowledges that there would be no adequate monetary or other remedy at law for any damages that accrue to any other party by reason of its breach of any covenants or agreements contained in this Agreement, and therefore each party agrees that (i) in the event of any such breach by any Designated Entity, the Plan Sponsors shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief, and (ii) in the event of any such breach by any Plan Sponsor, the Designated Entities shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief if such relief is sought by such party. Any party against whom an action or proceeding for specific performance is brought hereby waives the claim or defense therein that such party bringing such action or proceeding has an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists. Any party entitled to the remedy of specific performance and injunctive and other equitable relief pursuant to this Section 12 shall be entitled to obtain such specific performance, injunctive or equitable relief without the necessity of securing or posting a bond or other security in connection with such remedy, in addition to any other remedy to which such party may be entitled, at law or in equity.

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          IN WITNESS WHEREOF, the parties have executed this agreement on the day first above written.

JOHN HANCOCK STRATEGIC INCOME FUND

By:

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK TRUST STRATEGIC INCOME TRUST

By:

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK FUNDS II STRATEGIC INCOME FUND

By:

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK HIGH YIELD FUND

By:

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK TRUST HIGH INCOME TRUST

By:

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK FUNDS II HIGH INCOME FUND

By:

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK BOND FUND

By:

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK INCOME SECURITIES TRUST

By:

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK INVESTORS TRUST

By:

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK FUNDS III LEVERAGED COMPANIES FUND

By:

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK FUNDS II ACTIVE BOND FUND

By:

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK FUNDS TRUST ACTIVE BOND TRUST

By:

Name: Barry Evans
Title: President, Chief Investment Officer

MANULIFE GLOBAL FUND U.S. BOND FUND

By:

Name: Barry Evans
Title: President, Chief Investment Officer

MANULIFE GLOBAL FUND U.S. HIGH YIELD FUND

By:

Name: Barry Evans
Title: President, Chief Investment Officer

MANULIFE GLOBAL FUND STRATEGIC INCOME

By:

Name: Barry Evans
Title: President, Chief Investment Officer

MIL STRATEGIC INCOME FUND

By:

Name: Barry Evans
Title: President, Chief Investment Officer

OPPENHEIMER CHAMPION INCOME FUND
By: Oppenheimer Funds, Inc. as investment advisor thereto

By:

Name: Margaret Hui
Title: VP

OPPENHEIMER STRATEGIC INCOME FUND
By: Oppenheimer Funds, Inc. as investment advisor thereto

By:

Name: Margaret Hui
Title: VP

OPPENHEIMER STRATEGIC BOND FUND / VA
By: Oppenheimer Funds, Inc. as investment advisor thereto

By:

Name: Margaret Hui
Title: VP

OPPENHEIMER HIGH INCOME FUND / VA
By: Oppenheimer Funds, Inc. as investment advisor thereto

By:

Name: Margaret Hui
Title: VP

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
By: Oppenheimer Funds, Inc. as investment advisor thereto

By:

Name: Margaret Hui
Title: VP

SOLA LTD

By:

Name: Christopher Pucillo
Title: Director

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By:

Name: Christopher Pucillo
Title: Director

BRIGADE CAPITAL MANAGEMENT

By:

Name: Don Morgan
Title: Managing Partner

STANDARD GENERAL L.P.

By:

Name:	Soohyung Kim
Title:	Managing Partner

NOMURA CORPORATE RESEARCH & ASSET MANAGEMENT

By:

Name:	David Crall
Title:	Managing Director

Monarch Master Funding Ltd c/o
Monarch Alternative Capital LP

By:

Name:	Michael A. Weinstock
Title:	Managing Principal

ATRIUM V
By:	Credit Suisse Alternative Capital, Inc., as collateral manager

CREDIT SUISSE CANDLEWOOD PRIVATE FINANCE MASTER FUND, LTD.
By:	Credit Suisse Alternative Capital, Inc., as investment manager

CASTLE GARDEN FUNDING

CREDIT SUISSE DOLLAR SENIOR LOAN FUND, LTD.
By:	Credit Suisse Alternative Capital, Inc., as investment manager

CREDIT SUISSE SYNDICATED LOAN FUND
By:	Credit Suisse Alternative Capital, Inc., as Agent (Subadvisor) for Credit Suisse Investments (Australia) Limited, the Responsible Entity for Credit Suisse Syndicated Loan Fund

CSAM FUNDING II

MADISON PARK FUNDING I, LTD.

MADISON PARK FUNDING III, LTD.
By:	Credit Suisse Alternative Capital, Inc., as collateral manager

MADISON PARK FUNDING V, LTD.
By:	Credit Suisse Alternative Capital, Inc., as collateral manager

By:

Name:	David Lerner
Title:	Authorized Signatory

MARINER INVESTMENT GROUP LLC

By:

Name:	David Corleto
Title:	Principal, Mariner Investment Group, as Investment Manager

BASSO MULTI-STRATEGY HOLDING FUND LTD.

By:

Name:	Joseph J. Schultz
Title:	Chief Operating Officer

BASSO CREDIT OPPORTUNITIES HOLDING FUND LTD.

By:

Name:	Joseph J. Schultz
Title:	Chief Operating Officer

BASSO FUND LTD.

By:

Name:	Joseph J. Schultz
Title:	Chief Operating Officer

ALLSTATE INSURANCE COMPANY

By:

Name:	Chris Goergen
Title:	Authorized Signatory

By:

Name:	Marvin L. Lutz, III
Title:	Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY

By:

Name:	Chris Goergen
Title:	Authorized Signatory

By:

Name:	Marvin L. Lutz, III
Title:	Authorized Signatory

Subject to the limitations and amounts listed in the Secured Claims Certificate

Wells Capital Management on behalf of

Vulcan Ventures Inc

Wells Capital Management 14945000

Wells Capital Management 16959700

Wells Capital Management 16959701

Wells Capital Management 18866500

By:

Name:	Philip Susser
Title:	Senior Portfolio Manager

Signature page to Letter Agreement dated 11/10/09

SCHEDULE 1 TO AGREEMENT

PLAN SPONSORS

John Hancock Strategic Income Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

John Hancock Trust Strategic Income Trust
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

John Hancock Funds II Strategic Income Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

John Hancock High Yield Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

John Hancock Trust High Income Trust
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

John Hancock Funds II High Income Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

John Hancock Bond Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199 c/o MFC Global Investment
Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

John Hancock Income Securities Trust
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

John Hancock Investors Trust
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

John Hancock Funds III Leveraged Companies Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

John Hancock Funds II Active Bond Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

John Hancock Funds Trust Active Bond Trust
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

Manulife Global Fund U.S. Bond Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

Manulife Global Fund U.S. High Yield Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

Manulife Global Fund Strategic Income
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MIL Strategic Income Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

Oppenheimer Champion Income Fund
6803 South Tucson Way
Centennial, CO 80112

Oppenheimer Strategic Income Fund
6803 South Tucson Way
Centennial, CO 80112

Oppenheimer Strategic Bond Fund / VA
6803 South Tucson Way
Centennial, CO 80112

Oppenheimer High Income Fund / VA
6803 South Tucson Way
Centennial, CO 80112

ING Oppenheimer Strategic Income Portfolio
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258

Brigade Capital Management
399 Park Avenue, 16th Floor
New York, NY 10022
Telephone: 212-745-9700

Sola Ltd
c/o Solus Alternative Asset Management LP
430 Park Avenue, 9th Floor
New York, New York 10022

Solus Core Opportunities Master Fund Ltd
c/o Solus Alternative Asset Management LP
430 Park Avenue, 9th Floor
New York, New York 10022

SCHEDULE 2 TO AGREEMENT

DESIGNATED ENTITIES

Standard General, L.P.
650 Madison Ave., 23rd Floor
New York, NY 10022

Caspian Capital Advisors LLC
500 Mamaroneck Ave
Harrison, NY 10528

Monarch Alternative Capital LP
535 Madison Avenue, 26th Floor
New York, NY 10022

Allstate
3075 Sanders Road, Suite G3B
Northbrook, IL 60062

CSAM Entities
c/o Credit Suisse Alternative Capital, Inc.
11 Madison Avenue, 13th Floor
New York, NY 10010

Basso Capital Management L.P.
1266 East Main Street
Stamford, CT 06902

Nomura Corporate Research & Asset Management
2 WFC, 18th Floor
New York, NY 10012

Wells Capital Management
525 Market Street, 10th Floor
San Francisco, CA 94104

EXHIBIT A

$385,000,000

SENIOR SECURED 13.0% NOTES OFFERING1

I Summary of Transaction

Purchasers

Certain of the Plan Sponsors, each Designated Entity, or any affiliate to be identified or assignee or transferee allowed in accordance with this term sheet and such other entities mutually agreeable to the Plan Sponsors and the Designated Entities (collectively, the “Purchasers”).

	Allocations among the Purchasers:

	Designated Entities	$185,000,000
	Plan Sponsors	$200,000,000

	and as further set forth on Annex I attached hereto (subject to adjustment as set forth the Letter Agreement).

Issuer	The Reorganized Greektown Holdings, L.L.C. or such other successor entity upon emergence from bankruptcy as designated by the Plan Sponsors.

Guarantors	All domestic subsidiaries of the Issuer

Type of Transaction

144A Senior Secured Note Offering of $385,000,000 13% five year senior secured notes (the “Senior Secured Notes”) with customary registration rights for similar offerings issued since January 2009. Each Senior Secured Note shall be issued as either a Series A or Series B Note at the sole discretion of the Purchaser thereof as set forth on Annex I attached hereto; provided that, prior to the approval and payment of any commitment fees with respect to the Series A Notes, any Purchaser may elect to change its commitment to purchase Series A Notes to an election to purchase Series B Notes in the same original principal amount and vice versa. Each series shall have identical features other than as set forth in the Commitment Fees and Issue Price sections below.

Purpose

Proceeds of the Senior Secured Notes shall be used to repay, in full, together with the proceeds of the rights offering (as contemplated in the Purchase Letter2), all existing indebtedness that is required to be paid upon emergence from bankruptcy

           [1] Capitalized terms used herein but not defined herein have their meanings as ascribed in the Letter Agreement (the “Letter Agreement”) to which this description of the Senior Secured Notes is attached as Exhibit A.

[2] Purchase Letter means the Purchase Letter, dated October 29, 2009.

under the Plan.

Collateral and Ranking

The Senior Secured Notes will be secured by a lien on substantially all the assets (tangible, intangible, real, personal or mixed) of the Issuer and each Guarantor, whether now owned or hereafter acquired, including, without limitation, accounts, inventory, equipment, 100% of the capital stock in domestic subsidiaries, 65% of the capital stock in foreign subsidiaries, investment property, instruments, chattel paper, real estate, leasehold interests, contracts, patents, copyrights, trademarks, causes of action and other general intangibles, and all products and proceeds thereof, junior only to the security interest granted to lenders under the New Revolving Credit Facility (as defined in the Purchase Letter).

II. Senior Secured Notes Features

Delivery Date	Concurrently with Effective Date of the Plan.

Final Maturity Date	5 years from issuance date.

Maximum Par Amount	$385 million of Senior Secured Notes to be purchased on the Delivery Date.

Denominations	$100,000 minimum and $1,000 in excess thereof.

Coupon	13% fixed, payable semi-annually in arrears.

Optional Redemption Provisions

The Senior Secured Notes shall not be redeemable during the first 2.5 years afer the Delivery Date. Thereafter, the Senior Secured Notes shall be subject to optional redemption, in whole or in part, at the redemption price of (i) 106.5% of the principal amount thereof for redemptions that occur from the date that is 2.5 years from the Delivery Date through the date that is 3.5 years after the Delivery Date (ii) 103.5% of the principal amount thereof for redemptions that occur from the date that is 3.5 years after the Delivery Date through the date that is 4 years after the Delivery Date, and (iii) 100% of the principal amount thereof at any time thereafter, in each case, plus any accrued interest thereon.

Mandatory Redemptions

Issuer shall be required to redeem notes in an amount equal to 50% of Consolidated Excess Cash Flow (to be defined in the definitive documentation as EBITDA less maintenance caital expenditures, less cash interest expense, less cash tax expense) for such fiscal year, beginning with the fiscal year ending December 31, 2010. All such Consolidated Excess Cash Flow redemption payments shall be made at 103% of principal being repaid and not be subject to rejection by any Purchaser.

Issuer shall make a redemption offer upon a Change of Control (to be defined in the definitive documents) which shall be made at 101% of the principal being repaid.

Issuer shall make a redemption offer equal to 100% of the proceeds from the Sale or Disposition of Assets (with such customary exceptions, qualifications, minimum amounts and reinvestment provisions as to be mutually agreed in the Definitive Documents).

Commitment Fees

Series A: 3.0% commitment fee of the pro rata portion of the Maximum Par Amount subscribed to by the Purchasers of Series A Notes shall be payable by the Debtor upon acceptance of this Commitment and Bankruptcy Court approval.

Series B: None

Liquidated	Series A: None
Damages

Series B: Liquidated damages for the destruction of a capital asset in an amount equal to three percent (3%) of the pro rata portion of the Maximum Par Amount subscribed to by the Purchasers of the Series B Senior Secured Notes payable by the Debtor to the extent that the Senior Secured Notes are not issued or are issued in a Maximum Par Amount of less than $385,000,000, provided that in connection with its agreement to purchase the Series B Notes, a Series B Purchaser may irrevocably elect to waive its rights to receive Liquidated Damages.

Issue Price	Series A: Equal to 95% of the issuance.

Series B: Equal to 92% of the issuance.

Default Rate	Amounts not paid when due will bear interest at 2% above the applicable interest rate.

III Note Purchase Agreement Events of Default

          The following events shall be an Event of Default for the Senior Secured Notes under the Note Purchase Agreement. Such events shall be customary for transactions of this nature, including, but not limited to:

	•	Failure to make any payments under the Note Purchase Agreement

	•	A bankruptcy or insolvency of the Issuer or Guarantors

	•	Cross default to other material indebtedness

	•	Representations or warranties incorrect in any material respect

	•	Invalidity of any material provisions of transaction documents or any security provided for the Senior Secured Notes

	•	Failure by Issuer to pay final judgment or material debt

	•	Any event which could have a material adverse effect on the Issuer or any Guarantor or any other event which could result in a material adverse change

	•	Breach of covenants subject, in certain cases, to grace periods and materiality qualifiers, to be agreed

	•	Dissolution of the Issuer or any Guarantor

Remedies	Customary for transactions of this nature with such customary limitations, notice requirements and grace periods or, in each case, as mutually agreed in the Definitive Documents.

IV Conditions Precedent to Closing

Conditions Precedent to Closing	Customary for transactions of this nature including, but not limited to:

•

Receipt of transaction documents, including a prospectus typical for 144A high-yield securities offering and an intercreditor agreement between the Purchasers of the Senior Secured Notes and the lenders under the New Revolving Credit Facility, in each case, in form and substance reasonably satisfactory to the Purchasers

	•	Receipt of material contracts by the Purchasers

	•	Receipt of satisfactory financial statement and projections with respect to the Issuer, the Guarantors and their respective subsidiaries

	•	Receipt of legal opinions relating to the Senior Secured Notes in form and substance reasonably satisfactory to the Purchasers

	•	No defaults under the transaction documents

	•	All orders to be entered by the Bankruptcy Court in connection with the Issuer’s emergence from bankruptcy shall be in form and substance reasonably satisfactory to the Purchasers

•

All consents and approvals of the board of directors, shareholders, governmental entities and other applicable third parties necessary in connection with the Debtors’ emergence from bankruptcy and the transactions set forth in the Plan shall have been obtained

•

All fees and expenses (including reasonable fees and expenses of counsel to the Designated Entities and counsel to the Plan Sponsors and local and regulatory counsel to each as may be required) required to be paid to the Purchasers on or before the Closing Date shall have been paid in full by the Debtors

•

The Bankruptcy Court shall have entered a confirmation order, in form and substance satisfactory to the Purchasers in their sole discretion, which order shall confirm the Plan and approve the issuance of the Senior Secured Notes and which shall be in form and substance satisfactory to the Purchasers in their reasonable discretion

•

The ownership structure, capitalization and management of the Issuer shall have been approved by the Michigan Gaming Control Board, no Purchaser shall be required to be licensed or qualified by the Michigan Gaming Control Board unless such Purchaser elects to be so licensed or qualified in its sole discretion and all other approvals and consents of the Michigan Gaming Control Board shall have been obtained. The Issuer shall have provided evidence confirming the continued effectiveness of the gaming and liquor licenses and legal authority to conduct gaming from the Michigan Gaming Control Board and the City of Detroit

•	The Effectiveness of the Plan

•

No outstanding indebtedness for borrowed money or preferred stock other than undrawn commitments under the New Revolving Credit Facility (as defined in the Purchase Letter), the preferred stock and other indebtedness for borrowed money contemplated by and permitted under the Plan and customary permitted indebtedness[3]

•

Satisfactory lien search results and perfection of the security interests under the Note Purchase Agreement junior only to the security interest granted to lenders under the New Revolving Credit Agreement and customary permitted liens

V Related Document Covenants

          Covenants customary for high-yield debt obligations, including, but not limited to:

•	Limitations on transactions with affliates

•	Limitations on restricted payments

•	Limitations on additional indebtedness

•	Limitations on liens

•	Limitations on business purposes and sales of assets

•	Limitations on mergers and fundamental changes

•

The Issuer may incur up to $30 million in the aggregate prinicpal amount of indebtedness under the New Revolving Credit Facility, which may be secured by liens that are senior to those of the Purchasers of the Senior Secured Notes

•

An undertaking by the Issuer that (i) except as required by applicable law, all commitment fees, liquidated damages, interest or original issue discount payable to Plan Sponsors and Designated Entities with respect to the Senior Secured Notes will be payable free and clear of and without deduction or withholding for any and all taxes and similar charges, and (ii) Issuer will not restructure its business or change its corporate organization in a manner that would require deduction or withholding for taxes or similar charges to be imposed on interest or original issue discount that is payable with respect to the Senior Secured Notes.

[3] For example, may include deferred payment of distributions on unsecured claims.

VI Additional Requirements/Conditions

Reporting Requirements

The Issuer shall furnish, or cause to furnish to, the Purchasers information reasonable and typical for this type of transaction including copies of all filings made under the Securities and Exchange Act of 1934, as amended and shall be consistent with requirements of a public filer, including during the 144A period.

Amendments, Consents and Waivers

Customary voting provisions for 100% Purchaser consent matters. For all other voting matters, required consent of the Purchasers is 66 2/3% of all Purchasers, as determined by value. Any consideration paid by or on behalf of the Issuer or any of its subsidiaries in exchange for any amendment, consent or waiver to be paid pro rata to those Purchasers agreeing to such amendment, consent or waiver.

Assignment Before the Delivery Date

The Purchasers shall retain the right, on or before the Delivery Date or at any point thereafter, without the consent of the Issuer, to assign, pledge as security, participate or sell the Senior Secured Notes, subject to applicable securities laws restrictions, if any, to (i) any entity which is related to such Purchaser (including a tender option bond trust) or (ii) to any special purpose entity or arrangement which issues certificates representing a beneficial interest in the Senior Secured Notes, including such arrangements in which such Purchaser or an affiliate (including a tender option bond trust) remains an owner directly or indirectly or (iii) to any purchaser qualified, in the judgment of the Purchaser, to purchase the Senior Secured Notes, in each case subject to the requirements of the Michigan Gaming Control Board and the City of Detroit.

Documentation

Purchase of the Senior Secured Notes will be subject to the preparation, execution and delivery of a mutually acceptable bond purchase agreement between the Purchasers and the Issuer, which will contain conditions precedent, representations and warranties, covenants, termination events, indemnification and other provisions customary for transactions of this nature, including, but not limited to those terms and conditions contained herein.

The transaction documents shall be in form and substance satisfactory to the Purchasers and their counsel and shall be governed by New York law.

A disclosure document will be required for this transaction.

ANNEX I

ALLOCATIONS

Series A Notes

Purchaser	Commitment Fee	Original Issue Discount	Original Principal Amount

John Hancock Strategic Income Fund	$428,868.36	$714,780.60	$14,295,612.00

John Hancock Trust Strategic Income Trust	$172,424.07	$287,373.45	$5,747,469.00

John Hancock Funds II Strategic Income Fund	$155,863.56	$259,772.60	$5,195,452.00

John Hancock High Yield Fund	$916,128.96	$1,526,881.60	$30,537,632.00

John Hancock Trust High Income Trust	$411,069.12	$685,115.20	$13,702,304.00

John Hancock Funds II High Income Fund	$374,937.60	$624,896.00	$12,497,920.00

John Hancock Bond Fund	$56,862.75	$94,771.25	$1,895,425.00

John Hancock Income Securities Trust	$49,558.74	$82,597.90	$1,651,958.00

John Hancock Investors Trust	$48,826.35	$81,377.25	$1,627,545.00

John Hancock Funds III Leveraged Companies Fund	$3,515.49	$5,859.15	$117,183.00

John Hancock Funds II Active Bond Fund	$10,692.15	$17,820.25	$356,405.00

John Hancock Funds Trust Active Bond Trust	$52,731.69	$87,886.15	$1,757,723.00

Manulife Global Fund U.S. Bond Fund	$3,000.00	$5,000.00	$100,000.00

A-1

Purchaser	Commitment Fee	Original Issue Discount	Original Principal Amount

Manulife Global Fund U.S. High Yield Fund	$9,521.13	$15,868.55	$317,371.00

Manulife Global Fund Strategic Income	$3,000.00	$5,000.00	$100,000.00

MIL Strategic Income Fund	$3,000.00	$5,000.00	$100,000.00

Oppenheimer Champion Income Fund	$57,084.74	$95,141.24	$1,902,824.76

Oppenheimer Strategic Income Fund	$154,607.37	$257,678.95	$5,153,578.94

Oppenheimer Strategic Bond Fund / VA	$62,528.57	$104,214.28	$2,084,285.58

Oppenheimer High Income Fund / VA	$15,837.83	$26,396.38	$527,927.60

ING Oppenheimer Strategic Income Portfolio	$9,941.49	$16,569.16	$331,383.12.00

Sola Ltd	$1,200,000.00	$2,000,000.00	$40,000,000.00

Solus Core Opportunities Master Fund Ltd	$300,000.00	$500,000.00	$10,000,000.00

Standard General L.P.	$1,455,000	$2,425,000	$48,500,000.00

Monarch Master Funding Ltd.	$0.00	$0.00	$0.00

Mariner Investment Group LLC	$1,455,000	$2,425,000	$48,500,000.00

Nomura Corporate Research & Asset Management	$750,000	$1,250,000	$25,000,000.00

Basso Capital Management	$120,000	$200,000	$4,000,000.00

Allstate	$225,000	$375,000	$7,500,000.00

Wells Capital Management	$345,000	$575,000	$11,500,000.00

A-2

Purchaser	Commitment Fee	Original Issue Discount	Original Principal Amount

CSAM Entities	$1,200,000	$2,000,000	$40,000,000.00

Series B Notes

Purchaser	Commitment Fee	Original Issue Discount	Original Principal Amount

Brigade Capital Management	None	$4,000,000.00	$50,000,000.00

A-3

EXHIBIT B

DIP CREDIT AGREEMENT

Borrowers:	Greektown Holdings, L.L.C. and Greektown Holdings II, Inc.

Guarantors:	Greektown Casino, L.L.C., Trappers GC Partner, L.L.C., Contract Builders Corporation, Realty Equity Company, Inc. and other existing and future domestic subsidiaries of the Borrowers.

Maturity:	December 31, 2010

Financial Covenant:	Minimum monthly EBITDAR (on a cumulative basis)

Other covenants:

Other affirmative and negative covenants to be agreed upon and which are normal and customary for transactions of this type, but in any case consistent with the covenants set forth in the existing DIP Facility.

Conditions precedent:

Normal and customary conditions precedent including, but not limited to the delivery of definitive documentation in form and substance satisfactory to the Purchasers, in their sole discretion, and the entry of interim and final orders in form and substance satisfactory to the Purchasers, in their sole discretion.

Representations and Warranties:	Normal and customary representations and warranties to be agreed, but in any case consistent with the representations and warranties set forth in the existing DIP Facility.

Events of Default:	Normal and customary events of default to be agreed, but in any case consistent with the Events of Default under the existing DIP Facility.

Governing law:	New York

Summary of Terms and Conditions of Tranches under the DIP Facilities:

	Tranche A Delayed- draw Term Loan	Tranche A-1 Delayed-draw Term Loan	Tranche B Revolver	Tranche B-1 Delayed-draw Term Loan

Commitment Amount	$135,000,000	$26,000,000	$15,000,000 (includes up to $1,000,000 in draws available to cash collateralize issuances of letters of credit)	$20,000,000

Rate	LIBOR+ 825 bps, LIBOR Floor 3.5%, 5% PIK	LIBOR+ 625bps, LIBOR Floor 3.5%	LIBOR+ 825 bps, LIBOR Floor 3.5%, 5% PIK	LIBOR+ 625bps, LIBOR Floor 3.5%

Liens

First priority, senior security interest in and lien upon all pre-petition and post-petition property of the Debtors, whether existing on the Petition Date or thereafter acquired, to the extent such property is not subject to any valid, perfected, non-avoidable and enforceable lien in existence as of the Petition Date. Junior security interest in and lien upon all pre-petition and post-petition property of the Debtors, whether now existing or

First priority, senior security interest in and lien upon all pre-petition and post-petition property of the Debtors, whether existing on the Petition Date or thereafter acquired, to the extent such property is not subject to any valid, perfected, non-avoidable and enforceable lien in existence as of the Petition Date. Junior security interest in and lien upon all pre-petition and post-petition property of the Debtors, whether now existing or

First priority, senior security interest in and lien upon all pre-petition and post-petition property of the Debtors, whether existing on the Petition Date or thereafter acquired, to the extent such property is not subject to any valid, perfected, non-avoidable and enforceable lien in existence as of the Petition Date. Junior security interest in and lien upon all pre-petition and post-petition property of the Debtors, whether now existing or

First priority, senior security interest in and lien upon all pre-petition and post-petition property of the Debtors, whether existing on the Petition Date or thereafter acquired, to the extent such property is not subject to any valid, perfected, non-avoidable and enforceable lien in existence as of the Petition Date. Junior security interest in and lien upon all pre-petition and post-petition property of the Debtors, whether now existing or

Tranche A Delayed- draw Term Loan	Tranche A-1 Delayed-draw Term Loan	Tranche B Revolver	Tranche B-1 Delayed-draw Term Loan

hereafter acquired, that is subject to valid, perfected non-avoidable and enforceable liens, if any, in existence as of the Petition Date. Tranche A-1 and B-1 liens are senior to Tranche A and B liens.

hereafter acquired, that is subject to valid, perfected non-avoidable and enforceable liens, if any, in existence as of the Petition Date. Tranche A-1 and B-1 liens are senior to Tranche A and B liens.

hereafter acquired, that is subject to valid, perfected non-avoidable and enforceable liens, if any, in existence as of the Petition Date. Tranche A-1 and B-1 liens are senior to Tranche A and B liens.

hereafter acquired, that is subject to valid, perfected non-avoidable and enforceable liens, if any, in existence as of the Petition Date. Tranche A-1 and B-1 liens are senior to Tranche A and B liens.

*	The economic terms which are denoted as to be determined with respect to the DIP Facilities shall be on equivalent economic terms to those terms under the existing DIP Facility.